                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
 -----------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
                               651 EAST PARK DRIVE
                         HARRISBURG, PENNSYLVANIA 17111
                           ---------------------------


          NOTICE OF SPECIAL MEETING OF CLASS A AND CLASS B SHAREHOLDERS
                           TO BE HELD DECEMBER 4, 1998
                           ---------------------------


         NOTICE IS HEREBY GIVEN that a Special Meeting of Class A and Class B Shareholders of Pennsylvania Physician Healthcare Plan, Inc. (the "Company") DECEMBER, will be held at the offices of the Company, 651 East Park Drive, Harrisburg, PA on Friday, December 4, 1998, at 7:00 p.m. for the following purposes:


         1. For the holders of the Class A and Class B Shares to approve the Plan of Recapitalization and the Amended and Restated Articles of Incorporation of the Company which will (a) create a new class of voting common stock; (b) change the voting rights of the Class A Shares; (c) provide for the conversion of the Class A and Class B Shares into shares of a new class of common stock; (d) restrict the transferability of the shares of the new class of common stock into which the Class A and Class B Shares are converted if the conversion occurs prior to January 1, 2000; and (e) authorize the issuance of a new class of preferred stock by the Company, the terms of which will be determined at a later date by the Board of Directors;

         2. For the holders of the Class A Shares (only) to approve amendments to Section 3.5 and Section 10.1 of the Company's bylaws which will change the percentage shareholder vote required to (a) authorize the sale of the Company and (b) further amend Section 3.5 of the bylaws;

         3. For the holders of the Class A Shares (only) to approve a stock option plan for officers and full-time employees of the Company; and

         4. To consider and transact such other business as may properly come before the meeting.

         Class A and Class B Shareholders of record on October 3, 1998, are entitled to notice of and to vote at the Special Meeting; however, Class B Shareholders will be entitled to vote only with respect to the approval of the Company's Plan of Recapitalization and the Amended and Restated Articles of Incorporation and not on any other matter to be voted on at the meeting.

         THE BOARD OF DIRECTORS HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE SPECIAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE SPECIAL MEETING AND VOTE YOUR SHARES IN PERSON.

                                            By Order of the Board of Directors



                                            Krista G. Maddigan, Secretary


October 21, 1998

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
                               651 EAST PARK DRIVE
                         HARRISBURG, PENNSYLVANIA 17111

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------

               SPECIAL MEETING OF CLASS A AND CLASS B SHAREHOLDERS
                         TO BE HELD ON DECEMBER 4, 1998

                                                    Approximate Date of Mailing:
                                                                October 21, 1998


         This Proxy Statement is being mailed by the Board of Directors (the "Board") of the Company to shareholders to solicit proxies for use at a special meeting of shareholders (the "Meeting") to be held on Friday, December 4, 1998, at 7:00 p.m. local time, at the offices of the Company, 651 East Park Drive, Harrisburg, Pennsylvania and at such other times and places to which the Meeting may be adjourned.


         All Class A Shares represented by valid Proxies, unless the shareholder otherwise specifies, will be voted (i) FOR approval of a Plan of Recapitalization and Amended and Restated Articles of Incorporation for the Company; (ii) FOR approval of amendments to Sections 3.5 and 10.1 of the Company's Bylaws; (iii) FOR approval of a Stock Option Plan for the officers and full-time employees of the Company; and (iv) at the discretion of the Proxyholders with regard to any other matters which may properly come before the Meeting and any adjournment thereof.

         All Class B Shares represented by valid Proxies, unless the shareholder otherwise specifies, will be voted (i) FOR approval of the Plan of Recapitalization and Amended and Restated Articles of Incorporation; and (ii) at the discretion of the Proxyholders with regard to any other matters that may properly come before the Meeting and any adjournment thereof on which the holders of Class B shares are entitled to vote. Unless the shareholder otherwise specifies, the Proxyholders will vote both the Class A and Class B Shares in accordance with the authority granted in the Proxy for all shareholders who hold both Class A and Class B Shares.

         Any shareholder executing a Proxy retains the right to revoke it at any time before it is exercised at the Meeting. A Proxy may be revoked by delivery of written notice to the Secretary of the Company, by execution of a later Proxy or by voting shares in person at the Meeting. If not revoked, all shares represented by properly executed Proxies will be voted as directed therein.

Securities Entitled to Vote

         Class A and Class B shareholders of record on October 3, 1998 are entitled to notice of and to vote at the Meetings. However, Class B shareholders will be entitled to vote only with respect to the adoption of the Company's Plan of Recapitalization and the Amended and Restated Articles of Incorporation and not on any other matter to be voted on at the Meeting. On the record date, there were 4,087 shares of Class A voting common stock (the "Class A Shares") outstanding and 1,074 shares of Class B non-voting common stock (the "Class B Shares") outstanding. Only holders of record of Class A and Class B Shares who are practicing physicians (medical doctors or doctors of osteopathy), podiatrists and oral surgeons (or their Qualified Retirement Plans) may vote on any of the matters presented at the Meeting as to which a holder of such share may be entitled to vote (see Exhibit "A" for certain "Definitions"). Each holder of Class A Shares is entitled to only one vote, regardless of the number of Class A Shares held.

         The holders of shares entitled to cast not less than one-third of the votes must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. All shares present in person or represented by proxy and entitled to vote are counted for quorum purposes. With respect to the approval of the Plan of Recapitalization and the Amended and Restated Articles of Incorporation, the quorum requirement is one-third of the Class A Shares entitled to vote and one-third of the Class B Shares. For all matters other than the amendment of the Company's bylaws, approval of the matters to be voted upon requires the affirmative vote of a majority of the votes of shares present in person or by proxy and entitled to vote on such matter. Approval of the amendment of the Company's bylaws requires the affirmative vote of ninety percent (90%) of the votes entitled to be cast by all Class A shareholders. Class B shareholders are not entitled to vote on the amendment of the bylaws. Abstentions will be counted solely for the purpose of determining whether a quorum is present.

Approval of Plan of Recapitalization and Amended and Restated Articles of Incorporation

         THE BOARD RECOMMENDS THAT THE HOLDERS OF THE CLASS A SHARES AND THE CLASS B SHARES VOTE TO APPROVE THE ADOPTION OF A TAX-FREE PLAN OF RECAPITALIZATION AND THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S ARTICLES OF INCORPORATION. The forms of the proposed Plan of Recapitalization (the "Plan") and the Amended and Restated Articles of Incorporation (the "Restated Articles") are attached to this Proxy Statement as Exhibits "B"and "C". In general, the Plan and the Restated Articles will change the voting rights of the Class A Shares, create new classes of both common and preferred stock, provide for the conversion of the outstanding Class A and Class B Shares to shares of a new class of voting common stock and simplify the shares of the Company by eliminating the Class C and Class D common stock. These changes to the Articles of Incorporation are described in more detail below.

         1. Change in Voting Rights of Class A Shares. The rights of Class A Shares will be modified to provide that, upon the issuance by the Company of any shares of Common Stock, holders of Class A Shares will be entitled to cast 400 votes for each share of Class A common stock held on all matters presented to the shareholders for a vote. The holders of Class A Shares currently have only one vote per person regardless of the number of shares held. The purpose of this change is to simplify the voting rights of the Class A Shares. The Plan does not provide for any change in the voting rights of the Class B Shares, which are non-voting except where required by law.

         2. Conversion of Class A and Class B Shares. The Class A and Class B Shares will be changed to permit the voluntary conversion of Class A Shares and Class B Shares into shares of a new class of voting common stock to be called the "Common Stock" on or after January 1, 1999 at the election of the holder and to require conversion effective as of January 1, 2000. The conversion ratio will be 400 shares of Common Stock for each Class A Share and 100 shares of Common Stock for each Class B Share. The rights of holders of shares of Common Stock are described below under the caption, "Common Stock". The Company believes the conversion of shares will be a tax-free exchange under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, although it has not obtained a ruling from the Internal Revenue Service to that effect. In such event, there would be no taxable gain or loss to the holders of the Company's Class A and Class B Shares as a result of the conversion of such shares into shares of the Company's Common Stock.

         The purposes for converting the Class A and Class B Shares to shares of Common Stock are: to simplify the Company's share structure; to increase the liquidity of the shares in the capital markets; to enhance the marketability of the Company's shares and its ability to raise capital; to expand the pool of potential investors who are eligible to purchase the Company's shares to include other licensed or retired health professionals who are not physicians and their practice groups and retirement plans; to increase the transferability of the Company's shares to other health professionals; to allow the Company's employees to acquire and retain shares of the Company; and to provide option shares to be awarded to management and full-time employees of the Company and its subsidiaries as a performance incentive.

         Subject to adjustment of the conversion ratio, as set forth in Subsection 3(d)(iii) of the Plan, holders of Class A Shares will have the option, from and after January 1, 1999 and until and including December 31, 1999, to convert each Class A Share into 400 shares of Common Stock and holders of Class B Shares will have the option, from and after January 1, 1999 and until and including December 31, 1999, to convert each Class B Share into 100 shares of Common Stock. Holders of Class A and Class B Shares who elect to convert their shares must convert all of their Class A or Class B Shares to Common Stock.

         All Class A and Class B Shares which have not already been converted to Common Stock by the holder during the optional period for conversion will automatically convert to shares of Common Stock at 11:59 p.m.on December 31, 1999. All Class A and Class B Shares will also automatically convert to shares of Common Stock on the day before the occurrence of any of the following events:
(a) a reclassification or change of the outstanding Common Stock (except a stock split or a combination of shares); (b) a consolidation or merger of the Company (except a merger in which the Company survives without a reclassification or change of the Company's Common Stock except a split or combination of shares); or (c) the sale or conveyance (except if the sale or conveyance is for cash followed by the immediate distribution of such cash to the shareholders of the Company) to another corporation of all or substantially all or substantially all of the Company's property.

         After the conversion, the only outstanding shares of the Company's stock will be the shares of the Company's Common Stock. There are no shares outstanding of the Company's Class C or Class D common stock, and, upon the effective date of the Restated Articles, the Company's Class C and Class D common stock will be eliminated in their entirety. Shareholders who convert their Class A or Class B Shares to shares of Common Stock prior to January 1, 2000 may not sell or transfer their shares of Common Stock until January 1, 2000 except in limited circumstances arising by operation of law, for example, the shareholder's death, bankruptcy or insolvency.

         3. New Common Stock. The Board proposes to authorize 20,000,000 shares of an additional class of common stock with a par value of $.01 per share, which will be called the " Common Stock". All shares of the Common Stock will have the same voting, dividend and liquidation rights. Holders of Common Stock will have no preemptive rights. Except as otherwise provided by law, the holders of Common Stock and the holders of Class A Shares shall vote as a class. The holders of Common Stock will have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares voting at such election will not be able to elect any of the directors. The Company intends to register the Common Stock under the Securities Exchange Act of 1934, as amended.

         Holders of shares of Common Stock will be entitled to one vote per share but will only be entitled to vote their shares if the holder meets the shareholder eligibility requirements (described below) under the Restated Articles. Shares of Common Stock may not be transferred until January 1, 2000 except in limited circumstances arising by operation of law. After January 1, 2000, holders of Common Stock will be permitted to transfer their shares only to persons who meet the shareholder eligibility requirements and to no other persons except for gifts or in limited circumstances arising by operation of law.

         To meet the shareholder eligibility requirements under the Restated Articles, a holder of shares of Common Stock must be one of the following: (1) a "health professional" licensed in Pennsylvania or elsewhere; (2) a retired, but formerly licensed, "health professional"; (3) a professional corporation (or other legally constituted professional practice group) of "health professionals"; (4) an individual retirement account or other retirement plan established by a person eligible to be a shareholder or in which such person is a participant; (5) an employee or former employee of the Company; or (6) a person or entity registered as a broker or dealer under Section 15 of the Securities Exchange Act of 1934, as amended, who or which is engaged in making a market in the Common Stock. The term "health professional" means and includes physicians, podiatrists, dentists, oral surgeons, optometrists, pharmacists, chiropractors, nurses, nurse practitioners, physical or occupational therapists and physicians' assistants, and other similar licensed professional persons. If a transferee of shares of Common Stock does not fall within the definition of an eligible shareholder under the Restated Articles, such person shall have no right to vote the shares except as otherwise provided by law.

         In contrast to the voting rights of holders of shares of Common Stock, holders of Class A Shares currently have only one vote regardless of the number of shares held and are entitled to vote only if the holder is a physician (medical doctor or doctor of osteopathy) engaged in the practice of medicine, podiatrist or oral surgeon or their Qualified Retirement Plans. Class B Shares are non-voting, except as otherwise provided by law. Holders of Class A and Class B Shares may only transfer their shares to persons eligible to hold Class A Shares.

         During the year 1999, and assuming no event occurs which would have the effect of changing the conversion ratio for the Class A or Class B Shares, the Company will issue 1,634,800 shares of Common Stock to holders of Class A Shares in exchange for the conversion of their Class A Shares and 107,400 shares of Common Stock to holders of Class B Shares in exchange for the conversion of their Class B Shares. The balance of 18,257,000 shares of Common Stock will be available for future issuance by the Company. The Company expects to issue options for the purchase of shares of Common Stock to officers of the Company and full-time employees of the Company and its subsidiaries under the terms of a stock option plan which is described below in this Proxy Statement under the caption "Stock Option Plan" if the plan is approved by shareholders at the Meeting.

         4. New Preferred Stock. The Company proposes to authorize 2,000,000 shares of preferred stock with a par value of $.01 per share. The preferred stock may be issued in one or more classes and in one or more series within a class. The dividend, conversion, voting, redemption and liquidation rights and all other rights, preferences, qualifications and restrictions pertaining to each class or series of preferred stock will be determined by the Board of Directors by resolution at the time of issuance of the shares of any class or series. No sale or issuance of shares of preferred stock is contemplated by the Board at this time.

         The Board of Directors has the right to terminate the Plan at any time prior to its effective date. Shareholders should read Exhibits "B" and "C"to this Proxy Statement for the full text of the Plan and the Restated Articles.

Approval of Amendments to the Bylaws

         THE BOARD RECOMMENDS THAT THE HOLDERS OF THE CLASS A SHARES VOTE TO APPROVE THE ADOPTION OF AMENDMENTS TO SECTION 3.5 AND SECTION 10.1 OF THE COMPANY'S BYLAWS. The holders of Class B Shares are not entitled to vote on this matter. As proposed, Section 3.5 will be amended to require the affirmative vote of 2/3 of the votes cast by all shareholders entitled to vote in order to approve the acquisition of substantially the entire business of the Company by another person through a merger, sale or other disposition by the Company of all or substantially all of its assets. Section 3.5 currently requires the affirmative vote of 90% of the votes cast by all shareholders entitled to vote. Approval of the amendment to Section 3.5 of the Company's Bylaws will remove the onerous 90% voting requirement to approve the sale or transfer of the Company's business, but will require a supermajority vote of 2/3 of the Company's shareholders in those circumstances.

         As proposed, Section 10.1 will be amended to require the affirmative vote of 2/3 of the votes cast by all shareholders entitled to vote in order to amend Section 3.5 of the Bylaws. Section 10.1 currently requires the affirmative vote of 90% of the votes cast by all shareholders entitled to vote to amend
Section 3.5. Approval of the amendment to Section 10.1 will remove the onerous 90% voting requirement to amend Section 3.5 of the Bylaws, but will require a supermajority vote of 2/3 of the Company's shareholders to amend this section. Holders of Class A Shares should read Exhibit "D" to this Proxy Statement for the full text of the amendments to Sections 3.5 and 10.1 of the Company's Bylaws.

Approval of Stock Option Plan

         THE BOARD RECOMMENDS THAT THE HOLDERS OF THE CLASS A SHARES VOTE TO APPROVE THE ADOPTION OF A STOCK OPTION PLAN (THE "STOCK OPTION PLAN") IN THE FORM ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT "E". The holders of Class B Shares are not entitled to vote on this matter. Under the Stock Option Plan, the Board may award a maximum of 200,000 stock options (the "Options") to the Company's officers and full-time employees of the Company and its subsidiaries under terms to be set by the Board at a future date. Each of the Options granted will entitle the holder to purchase one share of the Company's Common Stock upon payment of an exercise price to be determined at the time of the grant of the options. No consideration will be paid by officers and employees in exchange for receiving the Options. Options granted under the Stock Option Plan will expire no later than ten years after the date of the grant. If any Option expires or terminates under the Stock Option Plan without having been exercised, the Board will have the authority to issue new Options covering those shares. A committee of the Board will be appointed to administer the Stock Option Plan and recommend the grant of Options. However, the Board must approve the issuance of Options and the terms of each. The Company currently has three officers and the Company and its subsidiaries have 48 full-time employees who will be eligible to participate in the Stock Option Plan. The Board has not yet decided which officers and employees will receive Options or how many Options each will receive. The sale of shares of Common Stock which will be issued upon the exercise of the Options will be exempt from registration under Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and will be restricted as to transfer in the same manner as all other shares of the Company's Common Stock. The Company has no current plans to register shares of Common Stock which will be subject to Options under the Securities Act.

         The Stock Option Plan provides for the grant of Options which are intended by the Company to qualify for advantageous tax treatment as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Approval of the Stock Option Plan by the holders of the Class A Shares is required in order to qualify the Options for special treatment under the Code. There will be no federal income tax consequence to either the Company or to the recipient of any Options as a result of the grant of incentive stock Options by the Company or the exercise of those Options by the recipient.

         The terms of the Stock Option Plan may be changed at any time by the Board without shareholder approval except for a change in the number of shares of Common Stock as to which Options may be granted under the Stock Option Plan or any other changes requiring shareholder approval under Section 162(m) of the Code. Shareholder approval requires the affirmative vote of a majority of the votes present in person or by proxy at a meeting and entitled to vote. The Stock Option Plan will terminate on December 14, 2008 unless it is terminated on an earlier date by the Board or it is extended by the Board with the approval of the Company's shareholders entitled to vote on such matter. The Stock Option Plan also permits the issuance of non-qualified stock options or options which are a combination of incentive and non-qualified options to officers and employees of the Company and its subsidiaries.

         Holders of Class A Shares should read Exhibit "E" to this Proxy Statement for the full text of the Stock Option Plan.

Security Ownership of Management and Certain Security Holders

         The following table lists certain information with respect to the Class A Shares and Class B Shares beneficially owned as of October 3, 1998, by each of the three highest paid persons who are current officers of the Company, as well as the number of shares beneficially owned by all officers and directors as a group on such date. This information has been furnished by such persons.

Officers                                    Class A Shares     Class B Shares
--------                                    --------------     --------------

Richard A. Felice,                                 0                 0
President and Chief Executive Officer
651 East Park Drive
Harrisburg, PA 17111

T. Clark Phillip,                                  0                 0
Treasurer and Chief Financial Officer
651 East Park Drive
Harrisburg, PA 17111

Krista G. Maddigan                                 0                 0
Secretary
651 East Park Drive
Harrisburg, PA 17111

All directors and officers as a group             28(1)             21(2)

         To the knowledge of management, no person beneficially owns more than 10% of any class of the Company's securities. The Company has not granted any options, warrants or rights to purchase any of its securities; however, the Company expects to adopt a stock option plan for its officers and full-time employees of the Company and its subsidiaries. The terms of this plan are described above under the caption, "Stock Option Plan." The directors of the Company may be regarded as the "parents" of the Company, as that term is defined under the Securities Act.

--------
         (1) The percentage of Class A Shares beneficially owned by any director or by all directors and officers as a group was less than 1%.

         (2) The percentage of Class B Shares beneficially owned by any director or by all directors and officers as a group was less than 2%.

Executive Compensation

         The following table shows the aggregate annual remuneration from the Company and its subsidiaries of each of the three highest paid persons who were officers or directors of the Company during 1997, and for all officers and directors as a group. Each officer commenced employment in the Fall of 1996.

                  Name and Principal                       Aggregate
                      Position                            Remuneration
                  ------------------                      ------------

         Richard A. Felice, President                      $251,079

         T. Clark Phillip, Treasurer                       $122,292

         Wendy C. Bass, Secretary(3)                       $ 66,144

         All officers and directors as a group             $439,515(4)

         Mr. Felice is employed under an agreement dated as of September 3, 1996, as amended as of September 2, 1997 (the "Agreement"), at an annual salary of $235,000. After the initial contract term of one year, the Agreement automatically renews for additional periods of one year, unless terminated by either party at least 60 days prior to the end of the then current term. The Agreement provided for reimbursement of Mr. Felice's moving expenses when he relocated to the Harrisburg, Pennsylvania area. It includes an annual bonus of up to 20% of base compensation, based on mutually agreed upon performance criteria. Mr. Felice is entitled to one year's compensation if the Company fails to renew the Agreement during the first five years. In the event the Company is restructured so that Mr. Felice is no longer Chief Executive Officer, or if he declines to accept the position offered following such a restructuring or reorganization, he has the right to terminate the Agreement and receive a severance payment of $400,000. Under the Agreement he will not, for a period of one year after termination, regardless of the cause of termination, engage in any conduct which is competitive with the Company in any geographic area in which the Company is then doing business, is licensed, or has a license application pending.


--------
         (3) Ms. Bass served as Secretary of the Company until August 7, 1998. Krista G. Maddigan was elected as Secretary of the Company on October 3, 1998 at an annual salary of $52,500.

         (4) In addition, directors are reimbursed for reasonable travel expenses to Board and committee meetings.

Cost of Solicitation

         The cost of solicitation of proxies from shareholders will be borne by the Company. In addition to the use of mails, proxies may be solicited by telephone by officers, directors and employees of the Company who will not be specially compensated for such services. The Company expects to retain ChaseMellon Shareholder Services or another proxy solicitation service to aid in the solicitation of proxies. If retained, ChaseMellon (or other solicitor) would solicit proxies by mail, telephone, telecopier and personal interview. For those services, it would be paid fees not to exceed $12,500 and would be reimbursed for its expenses.

Financial Statements and Other Information

         The Company's annual financial statements for the fiscal years ended December 31, 1996 and December 31, 1997, respectively, are incorporated by reference in this Proxy Statement to the Company's Annual Report on Form 10-KSB filed by the Company with the Securities and Exchange Commission for the fiscal years ended December 31, 1996 and December 31, 1997. The Company's Consolidated Balance Sheet and accompanying notes to consolidated financial statements for the second quarter of 1998 are incorporated by reference to Item 1, Part I of the Company's Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission for the quarterly period ended June 30, 1998. The Company's Consolidated Statements of Operations and Consolidated Statements of Cash Flows and accompanying notes to consolidated financial statements for the second quarter of 1998 and the second quarter of 1997 are incorporated by reference to
Item 1, Part I of the Company's Quarterly Report on Form 10-QSB filed for the quarterly periods ended June 30, 1998 and June 30, 1997. Item 6 of Part I of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 is also incorporated by reference in this Proxy Statement.

         The Company will provide, upon request to each shareholder by first class mail without charge, a copy of the Company's financial statements and other information described above which has been incorporated by reference in this Proxy Statement. Shareholders should make their requests in writing or by telephone to Krista G. Maddigan, Secretary, Pennsylvania Physician Healthcare Plan, Inc., 651 East Park Drive, Harrisburg, Pennsylvania 17111, telephone (717) 561-7890.

Other Matters

         The Board of Directors is not aware of any matters not set forth herein which may come before the Meeting. If, however, any such matter properly comes before the Meeting, the persons named in the Proxies will vote the shares represented thereby in accordance with their judgment.

                                         By Order of the Board of Directors


                                         Krista G. Maddigan, Secretary

                                      PROXY

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.

             This Proxy is Being Solicited by the Board Of Directors
                     in connection with a Special Meeting of
          Class A and Class B Shareholders to be held December 4, 1998

         The undersigned hereby appoints Gary C. Brown and Edward W. Gerner, and each of them, Proxies for the undersigned with power of substitution, to vote as designated below all the shares of the undersigned at the Special Meeting of Class A and Class B Shareholders of Pennsylvania Physician Healthcare Plan, Inc. to be held at 651 East Park Drive, Harrisburg, Pennsylvania on December 4,
1998, at 7:00 p.m., or any adjournment thereof, all as more fully described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

         1. Approval of the Plan of Recapitalization and the Amended and Restated Articles of Incorporation (Class A and Class B Shares each vote separately as a class on this matter):



[ ]    FOR APPROVAL OF            [ ]   WITHHOLD                  [ ]   ABSTAIN
       PLAN OF                          AUTHORITY TO
       RECAPITALIZATION                 VOTE FOR
       AND AMENDED AND                  APPROVAL OF PLAN
       RESTATED ARTICLES                OF RECAPITALI-
       OF INCORPORATION                 ZATION AND
                                        AMENDED AND
                                        RESTATED
                                        ARTICLES OF
                                        INCORPORATION

         2. Approval of Amendments to Sections 3.5 and 10.1 of the Bylaws (only Class A Shares vote on this matter):



[ ]   FOR ADOPTION OF             [ ]   WITHHOLD                  [ ]   ABSTAIN
      THE AMENDMENTS TO                 AUTHORITY TO
      THE BYLAWS                        VOTE FOR
                                        ADOPTION OF THE
                                        AMENDMENTS TO
                                        THE BYLAWS

         3. Approval of the Stock Option Plan (only Class A Shares vote on this matter):


[ ]    FOR ADOPTION OF            [ ]   WITHHOLD                  [ ]   ABSTAIN
       THE STOCK OPTION                 AUTHORITY TO
       PLAN                             VOTE FOR
                                        ADOPTION OF THE
                                        STOCK OPTION
                                        PLAN


         4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


         The undersigned revokes all proxies heretofore given with respect to said meeting and approves all that the Proxies or their substitutes shall do by virtue hereof.

         This Proxy, when properly executed, will be voted as directed herein, but if no direction is given, this Proxy will be voted as to Class A Shares FOR Approval of the Plan of Recapitalization and the Amended and Restated Articles of Incorporation, FOR Adoption of the Amendment of the Bylaws and FOR Adoption of the Stock Option Plan; and this Proxy will be voted as to Class B Shares FOR Approval of the Plan of Recapitalization and the Amended and Restated Articles of Incorporation.

         The undersigned, intending that the Company will rely thereon, certifies that the undersigned is a Pennsylvania practicing physician (medical doctor or doctor of osteopathy), podiatrist or oral surgeon, or a Qualified Retirement Plan, and is voting only one Class A Share and, if applicable, all Class B Shares. Unless otherwise indicated by the undersigned, if the undersigned is a holder of both Class A and Class B Shares, this Proxy shall grant authority to vote the shares of both classes.


                                          Dated:_________________, 1998



                                          ------------------------------------
                                                 Signature of Shareholder



                                          ------------------------------------
                                                 Signature of Shareholder

                                          (Please sign exactly as your name
                                          appears hereon. Executors,
                                          administrators or trustees should so
                                          indicate when signing. If Shares are
                                          held by more than one person, all must
                                          sign.)


                PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY

--------------------------------------------------------------------------------

                                   WE REQUEST

                            YOUR IMMEDIATE ATTENTION

                           TO THE ENCLOSED MATERIALS.

PLEASE REVIEW THE PROXY STATEMENT AND SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENABLE US TO MEET THE QUORUM AND VOTING REQUIREMENTS FOR THE SPECIAL MEETING ON DECEMBER 4, 1998.

--------------------------------------------------------------------------------

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.

                      INDEX TO EXHIBITS TO PROXY STATEMENT


Exhibit
  No.                                       Description of Exhibit*
-------                                     -----------------------

  A                           Definitions

  B                           Plan of Recapitalization

  C Amended and Restated Articles of Incorporation of Pennsylvania Physician Healthcare Plan, Inc.

  D                           Amendments to Bylaws

  E                           Pennsylvania Physician Healthcare Plan, Inc. Stock
                              Option Plan

----------
* Copies of these Exhibits were previously filed with the Commission on October 9, 1998.